KRANE SHARES TRUST

KraneShares FTSE Emerging Markets Plus ETF (the “Fund”)

Supplement dated June 1, 2018 to the currently effective Summary Prospectus and

Statutory Prospectus, as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus and Statutory Prospectus (each, a “Prospectus” and together, the “Prospectuses”) listed above and should be read in conjunction with the Prospectuses.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective on or about August 1, 2018, the Fund’s underlying index will change from the FTSE Emerging incl China Overseas non-R/QFII GDP Weighted Index to the MSCI China All Shares Index. Accordingly, the following changes to the Prospectuses will become effective as of or about August 1, 2018:

●	All references to the KraneShares FTSE Emerging Markets Plus ETF are replaced with KraneShares MSCI China All Shares Index ETF.

●	In the Fund Summary section of the Prospectuses, the disclosure included under the “Investment Objective” heading is deleted in its entirety and replaced with the following:

The KraneShares MSCI China All Shares Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of a specific foreign equity securities index. The Fund’s current index is the MSCI China All Shares Index (the “Underlying Index”).

●	In the Fund Summary section of the Prospectuses, the first, second, sixth and eighth paragraphs under the “Principal Investment Strategies of the Fund” heading are deleted in their entirety and replaced with the following, respectively:

Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Underlying Index and depositary receipts, including American depositary receipts (“ADRs”), representing such components. The Underlying Index is a free float adjusted market capitalization weighted index designed to track the performance of Chinese exchange-listed equity securities. The securities eligible for inclusion in the Underlying Index include all types of publicly issued shares of Chinese issuers, such as A-Shares, B-Shares, H-Shares, P-Chips, Red Chips and S-Chips, which are described below. The issuers included in the Underlying Index may include small-cap, mid-cap and large-cap companies.

To determine the investable universe of Chinese equity securities for the Underlying Index, the index provider, MSCI, Inc. (“Index Provider”), applies investibility screens to individual companies and securities based on the MSCI Global Investable Market Indexes Methodology, along with MSCI’s investability and minimum size criteria for emerging markets.

As of April 30, 2018, the Underlying Index included approximately 637 securities of companies with a market capitalization range of approximately $393 million to $283.9 billion and an average market capitalization of approximately $4.36 billion. The Underlying Index is rebalanced quarterly. The Underlying Index is provided by MSCI Inc. (the “Index Provider”). The Index Provider is independent of the Fund and Krane.

To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of April 30, 2018, issuers in the information technology sector (27.27%) and financials sector (24.84%) represented significant portions of the Underlying Index.

●	In the Statutory Prospectus, the “Additional Information About the Fund - Additional Investment Objective, Principal Strategies, Underlying Index and Principal Risks Information - Investment Objective” section below “KraneShares FTSE Emerging Markets Plus ETF” is deleted in its entirety and replaced with the following:

Underlying Index. The Underlying Index is a free float adjusted market capitalization weighted index designed to track the performance of the Chinese equity market. The securities eligible for inclusion in the Underlying Index include all types of publicly issued shares of Chinese issuers, such as A-Shares, B-Shares, H-Shares, P-Chips, Red Chips and S-Chips. The issuers included in the Underlying Index may include small-cap, mid-cap and large-cap companies.

To determine the investable universe of Chinese equity securities for the Underlying Index, the index provider, MSCI, applies investibility screens to individual companies and securities based on the MSCI Global Investable Market Indexes Methodology, along with MSCI’s investability and minimum size criteria for emerging markets. China A and B-shares listed on the Shanghai or Shenzhen Stock Exchanges with a “ST” or “*ST” (special treatment) status and listed in the US that result from reverse mergers (in which a private company acquires a public company to bypass the process of going public) are excluded from the Underlying Index.

The Underlying Index is weighted according to each component’s free-float adjusted market capitalization, which is calculated based the component’s price multiplied by its Foreign Inclusion Factor (“FIF”). The FIF of a security is defined as the proportion of shares outstanding that is available for investment in the public equity markets by foreign investors. For China A-Shares, an FIF of 100% is applied to their free-float adjusted market capitalization for calculating their final weight in the Underlying Index, which may be different from other foreign indices. Finally, for securities that are subject to foreign ownership limits, the proportion of shares available to foreign investors must be at least 15% for the component to be eligible for inclusion in the Underlying Index.

As of April 30, 2018, the Underlying Index included approximately 637 securities of companies with a market capitalization range of approximately $393 million to $283.9 billion and an average market capitalization of approximately $4.36 billion. The foregoing information is subject to change.

MSCI Inc., the Index Provider, is independent of the Fund and the Adviser. MSCI Inc. determines the components and the relative weightings of the component securities in the Underlying Index. Additional information about the Underlying Index is available on the Index Provider’s website, www.msci.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.